COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 8          -            COMMITMENTS AND CONTINGENCIES

A.
In August 2016, the Company entered into a royalty buyout agreement ("the Agreement”) with the IIA. As part of the Agreement the Company paid $12,875 to the IIA in September 2016. The contingent net royalty liability to the IIA at the time of the settlement was $24,340. This obligation included different annual interest rates ranging up to 5%. As a result of this payment, the Company does not expect to pay royalty payments on the previous funds received from the IIA in the future.

Royalty expense amounted to $13,511 ($12,875 related to the Agreement), in 2016.

B.
The Company rents its facilities under various operating lease agreements, which expire on various dates, the latest of which is in 2039 (including renewal options). The minimum rental payments are as follows:

Year
2019	$3,135
2020	3,460
2021	3,436
2022	3,018
2023	3,004
Thereafter	32,489
Total	$48,542

Rental expense for the facilities amounted to $2,431, $2,172 and $2,139 for the year 2018, 2017 and 2016, respectively. In connection with the Company's facilities lease agreement in Israel, the lessor has a lien of approximately $2,000 on certain bank deposits as of December 31, 2018. These deposits are included in long-term interest-bearing bank deposits.

C.
The Company is obligated under certain agreements with its suppliers to purchase specified items of inventory which are expected to be utilized during the years 2019-2021. As of December 31, 2018, non-cancelable purchase obligations were approximately $31,028.